Provider Variable Life
Morgan Stanley Variable Life
AIM Lifetime Plus
LifeinVest

Issued by
Everlake Life Insurance Company
Through
Everlake Life Variable Life Separate Account A

Supplement Dated November 20, 2025 to
Notice Documents Dated May 1, 2025

This supplement updates certain information contained in the Notice Documents, for each of the variable universal life contracts listed above (each a “Contract”).

Information Change for the Office that Administers Your Contract

Effective November 21, 2025, the mailing address, telephone and fax numbers for the Customer Service Center for your Contract will change. Please direct all transaction and other requests to the address or phone numbers below:

Everlake Life Insurance Company
PO Box 82207
Lincoln, NE 68501

Telephone: (833) 879-0774
Fax: (833) 636-0035

After December 21, 2025, we will no longer accept mail at the old address or calls at the old phone and fax numbers. After this date, only those transactions and other requests that are received at the new address and numbers and that meet all other applicable requirements will be processed.

This change does not affect any of your Contract’s contractual provisions. All rights and benefits you have with your Contract remain the same.

Please keep this supplement together with your Notice Document for future reference.